Exhibit (11) under N-1A
                                          Exhibit 23 under Item 601/Reg SK


               Consent Of Ernst & Young LLP, Independent Auditors



We consent to the reference to our firm under the caption "Financial Highlights" and to the use of our report dated September 11, 1998, in Post-Effective Amendment Number 7 to the Registration Statement (Form N-1A Number 33-54445) and the related Prospectus of Federated Institutional Short Duration Government Fund, dated September 30, 1998.


                                          /s/Ernst & Young LLP

Pittsburgh, Pennsylvania
September 24, 1998